UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report: June 18, 2008
(Date of earliest event reported)
ArcSight, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33923 (Commission File Number)	52-2241535 (IRS Employer Identification No.)

5 Results Way
Cupertino, California (Address of Principal Executive Offices)	95014 (Zip Code)
(408) 864-2600
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.01

Item 2.02. Results of Operations and Financial Condition.
On June 19, 2008, ArcSight, Inc. (“ArcSight”) issued a press release announcing its financial results for the fourth fiscal quarter and full fiscal year ended April 30, 2008 and providing its business outlook. A copy of the press release is attached as Exhibit 99.01 to this Current Report on Form 8-K.
The information in Item 2.02 of this Current Report, including Exhibit 99.01 to this Current Report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.01 shall not be incorporated by reference into any registration statement or other document filed by ArcSight with the Securities and Exchange Commission, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 18, 2008, ArcSight’s Board of Directors (the “Board”), created a new directorship in the Board and elected Thomas Reilly, ArcSight’s President and Chief Operating Officer, as a member of the Board. In accordance with ArcSight’s bylaws, the new directorship to which Mr. Reilly was elected is in Class III of ArcSight’s classified board, whose term will expire at the annual meeting of stockholders to be held in 2010. Mr. Reilly will not be named to any of the current committees of the Board. Mr. Reilly was not selected as a director pursuant to any arrangement or understanding with any other person.
In connection with his initial hiring in October 2006, we entered into an employment arrangement with Mr. Reilly. See “Management—Executive Compensation—Employment, Severance and Change of Control Arrangements” in the final prospectus for our initial public offering filed with the Securities and Exchange Commission (“SEC”) on February 14, 2008 under Rule 424(b)(4) (Registration File No. 333-145974) (the “Final Prospectus”) for information regarding this arrangement.
As with our other directors and executive officers in preparation for our initial public offering, we entered into an indemnification agreement with Mr. Reilly. The indemnification agreement and our restated certificate of incorporation and restated bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. See “Management—Limitations on Liability and Indemnification Matters” in the Final Prospectus information regarding our indemnification arrangements.
The disclosures regarding Mr. Reilly under the headings “Management—Executive Compensation—Employment, Severance and Change of Control Arrangements” and “Management—Limitations on Liability and Indemnification Matters” are incorporated herein by reference. Such description are qualified in their entirety by reference to the full text of the offer letter and indemnity agreement, copies of which are filed as Exhibits 10.1 and 10.14, respectively, to ArcSight’s Registration Statement on Form S-1 (File No. 333-145974) filed with the SEC on October 29, 2007 and November 23, 2007, respectively, which are incorporated into this Item 5.02 by this reference.
No material plan, contract or arrangement with Mr. Reilly was entered into or materially amended in connection with his election to the Board.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Number	Description

10.01	Form of Indemnity Agreement entered into between the ArcSight and its directors and executive officers (incorporated by reference to Exhibit 10.1 to ArcSight’s Registration Statement on Form S-1 (File No. 333-145974) filed with the SEC on October 29, 2007).

10.02	Offer Letter, dated October 5, 2006, between ArcSight and Thomas Reilly, as amended (incorporated by reference to Exhibit 10.14 to ArcSight’s Registration Statement on Form S-1 (File No. 333-145974) filed with the SEC on November 23, 2007).

99.01	Press release issued by ArcSight, Inc., dated June 19, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ArcSight, Inc.

By:	/s/ Stewart Grierson
Stewart Grierson
Chief Financial Officer

Date: June 19, 2008

EXHIBIT INDEX

Number	Description

10.01	Form of Indemnity Agreement entered into between the ArcSight and its directors and executive officers (incorporated by reference to Exhibit 10.1 to ArcSight’s Registration Statement on Form S-1 (File No. 333-145974) filed with the SEC on October 29, 2007).

10.02	Offer Letter, dated October 5, 2006, between ArcSight and Thomas Reilly, as amended (incorporated by reference to Exhibit 10.14 to ArcSight’s Registration Statement on Form S-1 (File No. 333-145974) filed with the SEC on November 23, 2007).

99.01	Press release issued by ArcSight, Inc., dated June 19, 2008.